UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Deer Consumer Products, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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DEER CONSUMER PRODUCTS, INC.
Area 2, 1/F, Building M-6,
Central High-Tech Industrial Park, Nanshan,
Shenzhen, China 518057

April 20, 2010

To The Stockholders of Deer Consumer Products, Inc.:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Deer Consumer Products, Inc., a Nevada corporation (the “Company”), commencing at 10:00 a.m. on Friday, May 28, 2010 (China time) at our corporate offices, Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China.

At the Annual Meeting, you will be asked to vote to elect five directors to serve until the 2011 Annual Meeting of Stockholders and to ratify the appointment of Goldman Parks Kurland Mohidin, LLP as our independent registered public accounting firm.

The notice of the Annual Meeting and proxy statement accompanying this letter provide information concerning matters to be considered and acted upon at the annual meeting.  We are also including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.  During the Annual Meeting, we will provide a report on our operations, followed by a time for questions and answers.

Whether or not you plan to attend the Annual Meeting, we encourage you to sign and return the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope so that your shares are represented at the meeting.  Regardless of the number of shares you own, your vote is important.

Thank you for your continued interest and support.

Sincerely,

Mr. Ying He
Chairman of the Board and Chief Executive Officer

Enclosures

DEER CONSUMER PRODUCTS, INC.
Area 2, 1/F, Building M-6,
Central High-Tech Industrial Park, Nanshan,
Shenzhen, China 518057

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2010 (China time)

April 20, 2010

NOTICE IS HEREBY GIVEN that an Annual Meeting of the Stockholders of Deer Consumer Products, Inc., a Nevada corporation (the “Company”), will be held on Friday, May 28th, 2010 (China time) at our corporate offices, Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China, commencing at 10:00 a.m. (China time) for the purposes of considering and acting upon the following proposals:

1. To elect five directors to the board of directors (the “Board of Directors”) of the Company to serve until the next annual meeting of stockholders held to elect directors and until their successors are elected and qualified;

2. To ratify the appointment of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and,

3. To transact such other business as may properly come before the Annual Meeting.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice.  Only stockholders of record at the close of business on April 13, 2010 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

Whether or not you plan to be present at the Annual Meeting, we urge you to vote your shares promptly.  You can vote your shares in advance of the meeting by completing and returning the accompanying proxy card.  This notice, the attached proxy statement, the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (which is not part of the proxy soliciting materials) are being mailed to stockholders on or about April 20, 2010.

By Order of the Board of Directors,

Mr. Ying He
Chairman of the Board and Chief Executive Officer

April 20, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2010 (China time)

The Deer Consumer Products, Inc. notice of Annual Meeting, proxy statement, proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are also available to you on the Internet at www.deerinc.com.

DEER CONSUMER PRODUCTS, INC.
Area 2, 1/F, Building M-6,
Central High-Tech Industrial Park, Nanshan,
Shenzhen, China 518057

PROXY STATEMENT

2010 Annual Meeting of Stockholders

May 28, 2010 (China time)

These proxy materials are being provided in connection with the 2010 Annual Meeting of Stockholders of Deer Consumer Products, Inc. (the “Company”).  This Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (which is not part of the proxy soliciting materials) were scheduled to be first mailed to stockholders on or about April 20, 2010.  This Proxy Statement contains important information for you to consider when deciding how to vote on the matters to be brought before the Annual Meeting.  Please read it carefully.

ABOUT THE ANNUAL MEETING

WHO IS SOLICITING MY VOTE?

The Board of Directors of the Company is soliciting your vote in connection with the 2010 Annual Meeting of Stockholders.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

The Annual Meeting will be the Company’s annual meeting of stockholders.  You will be voting on the following matters at the Annual Meeting:

1. The election of five directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders held to elect directors and until their successors are elected and qualified;

2. The ratification of the appointment of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and,

3. The transaction of such other business as may properly come before the Annual Meeting.

WHY IS THE COMPANY SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

Proposal No. 1: The Nevada Revised Statutes and rules applicable to the Company as a result of the listing of our common stock on the NASDAQ Global Market require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Goldman Parks Kurland Mohidin, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The Company elects to have its stockholders ratify such appointment.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Board of Directors recommends a vote:

1. For the election of Messrs. Ying He, Zongshu Nie, Edward Hua, Arnold Staloff and Qi Hua Xu as directors; and,

2. For the ratification of the appointment of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

WHO MAY ATTEND THE ANNUAL MEETING?

All stockholders who held shares of our common stock on April 13, 2010 may attend.  If your stock is held in the name of a broker, bank, or other holder of record, often referred to as being held in “street name,” just bring a copy of your brokerage account statement or a proxy card, which you can get from your broker, bank or other holder of record of your stock.

WHO CAN VOTE AT THE MEETING?

The record date for the 2010 Annual Meeting of Stockholders is April 13, 2010 (the “Record Date”).  Only stockholders of record at the close of business on the Record Date are entitled to:

(a)	receive notice of the meeting; and,

(b)	vote at the meeting and any adjournment or postponement of the meeting.

On the Record Date, 32,631,748 shares of our common stock, par value $.001 per share, were outstanding.  Each stockholder is entitled to one vote for each share of common stock held on the Record Date, as described under “Voting Securities” in this proxy statement.  There is no cumulative voting.

HOW DO I VOTE?

You may vote in person at the Annual Meeting or you may appoint a proxy, by mail, to vote your shares.  If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR all of the proposals to be voted on at the meeting.

WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

By Written Proxy:  Stockholders of record can vote by marking, signing and timely returning the enclosed proxy card.  Street name or beneficial holders must follow the directions provided by their broker, bank or other nominee in order to direct such broker, bank or nominee how to vote.

In Person:  All stockholders of record may vote in person at the Annual Meeting.  Street name or beneficial holders must obtain a legal proxy from their broker, bank or nominee prior to the Annual Meeting in order to vote in person.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

At least a majority of our outstanding shares of common stock, as of the Record Date, must be present at the Annual Meeting in order for us to hold the Annual Meeting and conduct business.  This is called a quorum.  Shares of our common stock are counted as present at the Annual Meeting if the holder of such shares:

(a)	is present and votes in person at the Annual Meeting; or,

(b)	has properly submitted a proxy card.

Abstentions are counted as present for the purpose of determining the presence of a quorum.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes.  You may revoke your proxy card at any time before its exercise at the Annual Meeting by giving our Corporate Secretary written notice revoking your proxy card, submitting a duly executed proxy card bearing a later date or by your attendance at the Annual Meeting and electing to vote in person.

WILL MY STOCK BE VOTED IF I DO NOT PROVIDE MY PROXY?

Your stock may be voted if it is held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.  Brokerage firms have the authority under the rules of The NASDAQ Stock Market LLC (the “NASDAQ”) to vote stock for which their customers do not provide voting instructions on certain “routine” matters.  Proposals One and Two are considered “routine” matters under the NASDAQ Marketplace Rules.

HOW MANY VOTES ARE NEEDED TO APPROVE OUR PROPOSALS?

Directors are elected by the affirmative vote of a plurality of the shares of common stock present in person or by proxy and entitled to vote.  Abstentions and broker non-votes are not counted for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.  The ratification of the appointment of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accountants requires the affirmative vote of a majority of the votes cast on the proposal.  Other matters that may properly come before the annual meeting may require a majority or more than a majority vote under our By-laws, our Articles of Incorporation, the laws of the state of Nevada or other applicable laws.

WHO PAYS FOR THIS PROXY SOLICITATION?

The Company bears the expense of printing and mailing proxy materials.  In addition to this solicitation of proxies by mail, some of our employees may solicit proxies by personal interview, telephone, facsimile or email.  These individuals will not be paid any additional compensation for any such solicitation.

VOTING SECURITIES

Our $.001 par value common stock is the only class of capital stock authorized by our Articles of Incorporation.  The number of shares of our common stock which may be voted at the meeting or any adjournment or postponement thereof is 32,631,748 shares, which was the number of shares outstanding as of April 13, 2010.  Each stockholder is entitled to one vote for each share of our common stock held.  There is no cumulative voting.  Votes will be tabulated by an inspector of election appointed by our Board of Directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders.  Upon written or oral request, the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered.  If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to our Corporate Secretary, Deer Consumer Products Inc., Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China 518057.  The Company’s telephone number is (86) 755-8602-8285.

If requested, the Company will also provide such persons with copies of any exhibit to the Annual Report on Form 10-K for the year ended December 31, 2009 upon the payment of a fee limited to the Company’s reasonable expenses in furnishing such exhibits.

PROPOSAL FOR ACTION AT THE ANNUAL MEETING

Proposal One:
Election of Directors

Our Articles of Incorporation and By-laws provide that the Board of Directors shall consist of at least one but not more than nine directors, the exact number of which may be fixed and changed from time to time by ordinary resolution of the stockholders of the Company.  The Board of Directors has adopted a resolution establishing five (5) as the number of directors of the Company.

Our Articles of Incorporation and By-laws provide that the Board of Directors shall be elected at each annual meeting. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated its current members to be re-elected for another term.

Please see the section entitled “Director Nominees” below for information about the nominees for election as directors, their respective business experience and other pertinent information.

The person named in the accompanying proxy card intends to vote such proxy in favor of the election of the nominees named below, who are currently directors, unless authority to vote for the director is withheld in the proxy.  Although the Board of Directors has no reason to believe that the nominees will be unable to serve as a director, if one of the nominees withdraws or otherwise becomes unavailable to serve, the person named as proxy will vote for any substitute nominee designated by the Board of Directors, unless contrary instructions are given on your proxy.

The affirmative vote of a plurality of the shares of our common stock present in person or by proxy at the meeting and entitled to vote is required for the election of directors.  Proxies for which authority to vote for the nominee is withheld and broker non-votes will be tabulated for the purpose of computing the number of shares of our common stock present for the purpose of determining the presence of a quorum for the meeting.  These proxies and broker non-votes will have no effect on the outcome of the election of the directors.

Our Board of Directors unanimously recommends a vote FOR the election of the nominees listed below as directors.

DIRECTOR NOMINEES

The following sets forth biographical information for all nominees for election as directors.

Name and Business Experience

Mr. Ying He, Chairman of the Board and Chief Executive Officer, Age 41

Mr. He was appointed as our Chairman, Chief Executive Officer and President on September 3, 2008 and as of September 28, 2009, serves exclusively as Chairman and Chief Executive Officer.  Mr. He was one of the original founders of Winder Electric Group Ltd. (“Winder”) in 2001, which is now a wholly owned subsidiary of the Company.  From June 2006, Mr. He served as the Director of Winder.  From July 2001 to August 2006, Mr. He served as the Chairman of Winder.  Prior to that time, from August 1999 to June 2001, Mr. He worked independently to establish the initial business plan for Winder including arrangements with future customers, suppliers, vendors, and site determination.  From March 1996 to July 1999, Mr. He served as CEO of Dongguan Xin Dao Mould.  From March 1993 to December 1995, Mr. He served as the Senior Manager of Hong Kong Dongjiang Group, Inc.  Mr. He obtained his MBA degree from Zhongshan University in 2005.  On September 28, 2009, Mr. He voluntarily resigned as President of the Company.

Mr. Zongshu Nie, Chief Financial Officer and Director, Age 31

Mr. Nie was appointed as our Chief Financial Officer on August 20, 2009.  Mr. Nie has been a director of the Company since April 29, 2009.  From May 2008 to the present time, Mr. Nie has been the Financial Controller of the Company.  From 1998 to May 2008, Mr. Nie was the Chief Financial Officer at Xian Tai Plastics Co., Ltd, a manufacturer and exporter of plastics based materials.  Mr. Nie received a bachelor’s degree in accounting from the ShaanXi College of Finance and Economics in 1998.

Mr. Edward Hua, Director, Age 56

Mr. Hua has held various management positions at the Bank of China from 1994 to the present time, and is currently the General Manager of the Treasury Department of the Boc Shenzhen Branch.  Mr. Hua holds a master’s degree in World Economics from Fudan University and a Senior Economist Certificate from the Bank of China.  Mr. Hua has been appointed as the Chairman of our Nominating and Corporate Governance Committee and serves as a member of our Audit Committee and Compensation Committee.  Mr. Hua has been a director of the Company since April 29, 2009.

Mr. Arnold Staloff, Director, Age 65

Mr. Staloff has served as the Chairman of Audit Committee for each of Shiner International, Inc. since 2007, AgFeed Industries, Inc. since 2007 and SmartHeat Inc. since 2008.  From December, 2005 to May, 2007, Mr. Staloff served as Chairman of the Board of SFB Market Systems, Inc., a New Jersey-based company that provides technology solutions for the management and generation of options series data.  From March 2003 to December 2005, Mr. Staloff was an independent consultant.  From June 1990 to March 2003, Mr. Staloff served as President and Chief Executive Officer of Bloom Staloff Corporation, an equity and options market-making firm and foreign currency options floor broker.  Additionally, Mr. Staloff served on the Board of Directors of Lehman Brothers Derivative Products Inc. from 1998 until 2008 and Lehman Brothers Financial Products Inc. from 1994 until 2008.  Mr. Staloff holds a Bachelor of Business Administration from the University of Miami.  Mr. Staloff has been appointed as the Chairman of our Audit Committee and serves as a member of our Compensation Committee and Nominating and Corporate Governance Committee.  Mr. Staloff has been a director of the Company since April 29, 2009.

Dr. Qi Hua Xu, Director, Age 47

Dr. Xu has been a professor of Aerospace Automation at the China Northwestern Industrial University for over 20 years.  Dr. Hua received a bachelor’s degree from China Northwestern Industrial University in Aerospace Automation in July 1980 and a doctorate of Aerospace Automation in July 1987.  Dr. Xu has been appointed as the Chairman of our Compensation Committee and serves as a member of our Audit Committee and Nominating and Corporate Governance Committee.  Dr. Xu has been a director of the Company since September 28, 2009.

CORPORATE GOVERNANCE

INDEPENDENCE OF DIRECTORS

Subject to certain exceptions, under the listing standards of NASDAQ, a listed company’s board of directors must consist of a majority of independent directors.  Our Board of Directors has determined that each of Messrs. Hua, Staloff and Xu are independent directors for the purposes of the NASDAQ’s listed company standards currently in effect and approved by the SEC and all applicable rules and regulations of the SEC.  We have established the following standing committees of the Board of Directors: Audit, Compensation and Nominating and Corporate Governance.  All members of the Audit, Compensation and Nominating and Corporate Governance Committees satisfy the “independence” standards applicable to members of each such committee.  The Board of Directors made this affirmative determination regarding these directors’ independence based on discussions with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and, on transactions by the directors with the Company, if any.  The Board of Directors considered relationships and transactions between each director, or any member of his immediate family, and the Company, its subsidiaries and its affiliates.  The purpose of the Board of Directors’ review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NASDAQ rules.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board of Directors held four quarterly meetings and one special meeting during fiscal year 2009, which does not include actions taken by written consent or committee meetings.  Each director attended at least 75% of the meetings of the Board of Directors held during the period for which he has been a director and the meetings of the Board committees on which he served during the periods that he served in fiscal year 2009.  Under our Corporate Governance Guidelines, directors are expected to attend all meetings of our Board of Directors, all meetings of any committee of which he is a member and the annual meeting of stockholders, and to spend the time necessary to discharge properly his respective duties and responsibilities.  All members of the Board of Directors were in attendance at the Company’s 2009 Annual Meeting of Stockholders.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Mr. He has served as our Chairman of the Board of Directors and Chief Executive Officer since September 28, 2009.  Mr. He had served previously as our Chairman, Chief Executive Officer and President since his appointment on September 3, 2008.  We continue to believe that our leadership structure is appropriate because Mr. He is the largest individual stockholder, takes an active role in board functions, is intimately familiar with the Company’s operations and was one of the original founders of Winder in 2001, which is now a wholly owned subsidiary of the Company.  Under Mr. He’s leadership, our management team has executed a strategy that has significantly improved our earnings growth, cash flow stability, and competitiveness in both the export market and China domestic market.  We do not currently have a lead independent director because of the size of the Board of Directors.

As part of its oversight functions, the Board of Directors is responsible for the oversight of risk management at the Company.  Our Board of Directors delegates risk oversight to our Audit Committee, which considers and addresses risk assessment and risk management issues and concerns, and reviews with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

We established our Audit Committee in April 2009.  The Audit Committee consists of Messrs. Hua, Staloff and Xu, each of whom is an independent director.  Mr. Staloff, Chairman of the Audit Committee, is an “audit committee financial expert,” as defined under Item 407(d) of Regulation S-K.  The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions.  The Audit Committee held four meetings during fiscal year 2009, which does not include actions taken by written consent.  The Board of Directors has adopted a written charter for the Audit Committee, the current copy of which is available on our website at www.deerinc.com.

As more fully described in its charter, the functions of the Audit Committee include the following:

▪	appointment of independent auditors, determination of their compensation and oversight of their work;

▪	review the arrangements for and scope of the audit by independent auditors;

▪	review the independence of the independent auditors;

▪	consider the adequacy and effectiveness of the internal controls over financial reporting;

▪	pre-approve audit and non-audit services;

▪	establish procedures regarding complaints relating to accounting, internal accounting controls, or auditing matters;

▪	review and approve any related party transactions;

▪	discuss with management our major financial risk exposures and our risk assessment and risk management policies; and,

▪	discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters.

Compensation Committee

We established our Compensation Committee in April 2009.  The Compensation Committee consists of Messrs. Hua, Staloff and Xu, each of whom is an independent director.  Dr. Xu is the Chairman of the Compensation Committee.  The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our directors, employees and consultants.  The Compensation Committee also reviews and determines compensation of our executive officers, including our Chief Executive Officer.  The Compensation Committee may delegate its authority to subcommittees, but may not delegate its responsibilities for any matters involving executive compensation unless all members of such subcommittee qualify as independent directors.  The Compensation Committee may consult with the Chief Executive Officer and other members of management in the exercise of its duties.  Notwithstanding such consultation, the Compensation Committee retains absolute discretion over all compensation decisions with respect to the executive officers, including the Chief Executive Officer.  The Compensation Committee held no meetings during fiscal year 2009, which does not include actions taken by written consent.  The Board of Directors has adopted a written charter for the Compensation Committee, the current copy of which is available on our website at www.deerinc.com.

The compensation of our executive officers and other employees is composed of base salaries and equity compensation.  The compensation of our executive officers appointed prior to the establishment of our Compensation Committee in April 2009, including our chief executive officer, was determined by our then existing executive officers.  The Compensation Committee has determined the compensation of all executive officers appointed subsequent to the establishment of our Compensation Committee in April 2009.  The Compensation Committee will review base salaries of the executive officers, taking into consideration the Company’s overall financial position and the state of its business.  The Compensation Committee will determine any increase in compensation, with respect to each officer, based on individual performance, level of responsibility, and skills and experience, taking into account the anticipated level of difficulty in replacing such officers and employees with persons of comparable experience, skill and knowledge.

Nominating and Corporate Governance Committee

We established our Nominating and Corporate Governance Committee (the “Nominating Committee”) in April 2009.  The Nominating Committee consists of Messrs. Hua, Staloff and Xu, each of whom is an independent director.  Mr. Hua is the Chairman of the Nominating Committee.  The Nominating Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual meeting and fills any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders (the process for which is set forth herein under the section entitled “Stockholder Nominations for Directors”), and reviews and considers developments in corporate governance practices.  The Nominating Committee held no meetings during fiscal year 2009, which does not include actions taken by written consent.  The Board of Directors has adopted a written charter for the Nominating Committee, the current copy of which is available on our website at www.deerinc.com.

The members of the Nominating Committee, other than incumbent director nominees, discuss the qualifications of the director nominees and the needs of the Company.  The Nominating Committee will consider nominees recommended by our directors and officers.  In evaluating director candidates, the Nominating Committee considers factors that are in the best interests of the Company and its stockholders, including, but not limited to:  the knowledge, experience, integrity and judgment of possible candidates for nomination as directors; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies the Nominating Committee desires to have represented on the Board of Directors, including familiarity with and experience in our specific industry; the NASDAQ’s requirements for directors, including any applicable independence standards and other qualifications and experience; each candidate’s ability to devote sufficient time and effort to his or her duties as a director of the Company; and, where applicable, prior service as a director of the Company.  There are, however, no stated minimum criteria for director nominees.  The Nominating Committee recommends candidates to the Board of Directors for election at the Company’s annual meetings of stockholders.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Board of Directors has adopted a Code of Conduct, which applies to all directors, officers and employees.  The purpose of the Code is to promote honest and ethical conduct.  The Code is posted on our website, located at www.deerinc.com, and is available in print, without charge, upon written request to our Corporate Secretary, Deer Consumer Products, Inc., Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China 518057.   We intend to post promptly any amendments to or waivers of the Code on our website.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There are no family relationships (as that term is defined in Item 401 in Regulation S-K) between any of our directors, director nominees, executive officers or other key personnel and any other of our directors, director nominees, executive officers or other key personnel.

There were no transactions with any related persons (as that term is defined in Item 404 in Regulation S-K) during the fiscal year ended December 31, 2009, or any currently proposed transaction, in which we were or are to be a participant, the amount involved was in excess of $120,000 and in which any related person had a direct or indirect material interest.

We have adopted a written policy in connection with related party transactions involving the Company.  The policy requires the prior approval by our Audit Committee for any transaction, arrangement or relationship in which (i) the aggregate amount involved will or may be expected to reach $50,000 in any calendar year, (ii) we are a participant and (iii) any related person has or will have an interest.  For the purposes of this proxy statement, “related persons” include our executive officers, directors, greater than 5% stockholders or immediate family members of any of the foregoing.  Pursuant to this policy, the Audit Committee, among other factors, is required to take into account whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.  In addition, the Chairman of the Audit Committee has the authority to approve or ratify any interested transaction with a related person in which the aggregate amount involved is expected to be less than $25,000.

LEGAL PROCEEDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

During the past ten years, none of the Company’s directors or executive officers has been:

▪
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

▪	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

▪
subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

▪
found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;

▪
subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

▪
subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

No director, officer or affiliate of the Company, or any beneficial owner of 5% or more of the Company’s common stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to, the Company or any of its subsidiaries.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

You may communicate with our directors, individually or as a group, by writing to:  Board of Directors, Deer Consumer Products, Inc., Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China 518057.  All such communications will be forwarded to the relevant director(s), except for solicitations or other matters not related to the Company.

EXECUTIVE OFFICERS

The following sets forth biographical information for all our executive officers.  Such information with respect to our Chief Executive Officer, Mr. Ying He, and our Chief Financial Officer, Mr. Zongshu Nie, is set forth above in the section entitled “Director Nominees.”

Mr. Walter Zhao, President, Age 46

Mr. Zhao was the President of Kaito Electronics, Inc., an electronics design and manufacturer, from December 1997 to September 2009.  From 1989 to 1997, Mr. Zhao was a Department Manager of CEIEC Shenzhen, an education equipment and instrument company.  Mr. Zhao received a master’s degree in electrical engineering from the University of Science and Technology in China in 1989 and a Bachelor of Science degree in electrical engineering from Shandong University in 1985.  Mr. Zhao was a director of the Company from April 29, 2009 to September 28, 2009.  Upon Mr. Zhao’s voluntary resignation as director on September 28, 2009, he was appointed President of the Company by the Board of Directors.

Mr. Man Wai James Chiu, Head of Asia Pacific, Age 48

Mr. Chiu serves as our Head of Asia Pacific Operations.  Mr. Chiu was appointed as our Chief Operating Officer and Head of Asia Pacific on September 3, 2008.  From September 3, 2008 until April 29, 2009, Mr. Chiu served as a director of the Company.  Mr. Chiu was appointed Chief Operating Officer of Winder and its subsidiary in May 2007.  Prior to that time, from January 2001 to May 2007, Mr. Chiu served as the Sourcing Director for Hamilton Beach Proctor-Silex, Inc. in China.  Mr. Chiu obtained his B.S. in Accounting & Economics from Hong Kong University, his MBA from Australia Charles Stuart University in 2001, and his bachelor’s degree in law from the University of London in 2006.

Mrs. Yongmei Wang, Corporate Secretary, Age 34

Mrs. Wang was appointed as our Corporate Secretary on September 3, 2008.  Mrs. Wang joined Winder upon its inception in 2001 as Assistant General Secretary.  Mrs. Wang obtained her bachelor’s degree in International Trade from Xian Foreign Language Institute in July 1995.

EXECUTIVE COMPENSATION

Summary Compensation Table

As a “smaller reporting company,” as defined under Item 10(f)(1) of Regulation S-K, we have elected to follow the scaled disclosure obligations for smaller reporting companies with respect to the disclosures required by Items 402 and 407 of Regulation S-K, under which the Company is not required to provide a Compensation Discussion and Analysis, statement on Compensation Committee Interlocks and Insider Participation, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.

The following table sets forth information concerning the compensation of certain of our executive officers for the years ended December 31, 2009 and 2008.

Summary Compensation Table
	Fiscal	Salary	Bonus	Stock Awards	Option Awards	Total
Name and principal position	Year	($)	($)	($)	($)	($)
Ying He	2009	24,660	0	0	0	24,660
Chairman and Chief Executive Officer	2008	24,660	0	0	0	24,660
Walter Zhao (1)	2009	50,000	0	0	230,760	280,760
President

(1) Mr. Zhao was appointed President of the Company on September 28, 2009.  Mr. Zhao was a director of the company from April 29, 2009 to September 28, 2009.  The options were valued using the Black-Scholes pricing model with the following assumptions:  risk-free interest rate – 2.25%; expected life – 3 years; volatility – 80% and dividend yield – 0%.

Narrative Disclosure to Summary Compensation Table.

Employment Agreements

We have entered into a standard China domestic labor contract with Mr. Ying He, which does not contain provisions prohibiting competition by Mr. He following his employment with us.  Mr. He’s labor contract expires March 2, 2013.

The Company and Mr. Zhao have agreed that he will be compensated with a salary of $50,000 per annum for one year of service, subject to renewal.

Change-In-Control Agreements

We do not have any existing arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, or a change in control of the Company or a change in the named executive officer's responsibilities following a change in control.

Equity Incentive Plans

On November 6, 2009, our stockholders approved the Company’s 2009 Equity Incentive Plan authorizing the issuance of up to 500,000 shares of our common stock.  The Company can grant awards under the Plan to officers, directors and employees of the Company pursuant to the guidelines set forth in the Plan.

On December 22, 2009, the Company granted options under the 2009 Equity Incentive Plan to Mr. Zhao to purchase an aggregate of 80,000 shares of common stock, with options to purchase 40,000 shares vesting immediately and the remainder to vest on December 31, 2010.  The options may be exercised at the price of $10.96 per share, which was the closing price of the Company’s common stock on the NASDAQ Global Market on December 21, 2009.  The options are exercisable for five years from the date of grant.

Outstanding Equity Awards at Fiscal Year-End

This table provides information about the outstanding equity awards held by each of our named executive officers as of December 31, 2009.

Outstanding Equity Awards at Fiscal Year-End – 2009
Option Awards
	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration
Name	(#) Exercisable	(#) Unexercisable		($)	Date
Ying He	-	-		-	-
Walter Zhao	40,000	40,000	(1)	10.96	12/22/2014

(1) Consists of options vesting on December 31, 2010.

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth information concerning the compensation of our directors for the year ended December 31, 2009.

Director Compensation Table – 2009
	Fees Earned or Paid in Cash		Stock Awards	Option Awards		Total
Name and principal position	($)		($)	($)		($)
Ying He, Chairman	-		-	-		-
Zongshu Nie	-		-	-		-
Edward Hua	-		-	-		-
Arnold Staloff	25,833	(1)	-	102,628	(2)	128,461
Qi Hua Xu	-		-	-		-
Walter Zhao(3)	-		-	-		-
Man Wai James Chiu(4)	-		-	-		-

(1) Mr. Staloff was compensated at $20,000 per annum from April 29, 2009 until December 21, 2009, and at $50,000 per annum from thereon.

(2) On December 22, 2009, the Company granted options under the 2009 Equity Incentive Plan to Mr. Staloff to purchase an aggregate of 50,000 shares of common stock, with options to purchase 16,666 shares vesting immediately and the remainder to vest in increments of 16,667 shares on each subsequent annual anniversary of the grant date.  The options may be exercised at the price of $10.96 per share.  The options are exercisable for five years from the date of grant.  The options were valued using the Black-Scholes pricing model with the following assumptions:  risk-free interest rate – 2.25%; expected life – 3.5 years; volatility – 80% and dividend yield – 0%.
(3) Mr. Zhao was appointed President of the Company on September 28, 2009 and voluntarily resigned as a director of the Company effective September 28, 2009.  Mr. Zhao was appointed a director on April 29, 2009.
(4) Mr. Chiu voluntarily resigned as a director of the Company effective April 29, 2009.  Mr. Chiu was appointed a director on September 3, 2008.

Narrative Disclosure to Director Compensation Table.

We have not compensated, and will not compensate, our non-independent directors, such as Messrs. He and Nie, for serving as our directors, although they are entitled to reimbursements for reasonable expenses incurred in connection with attending our board meetings.

Messrs. Hua, Staloff and Xu, as independent directors, are eligible to receive grants of options to purchase the Company’s common stock under the 2009 Equity Incentive Plan.

Mr. Staloff was compensated at $20,000 per annum from April 29, 2009 until December 21, 2009.  As of December 22, 2009, the Company and Mr. Staloff have agreed that he will be compensated at $50,000 per annum.

We do not maintain a medical, dental or retirement benefits plan for our directors.

SECURITIES OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our common stock as of April 13, 2010 by (i) each person that we know beneficially owns more than 5% of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our named executive officers and directors as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities for which that person has the right to acquire beneficial ownership within 60 days of April 13, 2010.  Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.  As of April 13, 2010, there were 32,631,748 shares of our common stock issued and outstanding.

Unless otherwise indicated, each of the stockholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of common stock.  Except as otherwise indicated, the address of each of the stockholders listed below is:  c/o Deer Consumer Products, Inc., Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China 518057.

Name of beneficial owner	Number of shares	Percent of class
5% Stockholders
Futmon Holding, Inc.(1) Akara Building, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, BVI	2,600,000	7.82%
Sino Unity Limited(2)	1,687,284	5.17%

Directors and Named Executive Officers
Mr. Ying He(3)	8,200,240	25.13%
Mr. Zongshu Nie(4)	1,569,566	4.81%
Mr. Edward Hua	—	*
Mr. Arnold Staloff(5)	16,666	*
Mr. Qi Hua Xu	—	*
Mr. Walter Zhao(6)	40,000	*
All Directors and Named Executive Officers as a Group (6 Persons)	9,770,546	30.06%

(1) Consists of 2,000,000 shares of common stock and 600,000 shares of common stock issuable upon exercise of warrants.  Dogan Erbek has sole investment and voting power over the securities held by Futmon Holding, Inc.
(2) Sino Unity Limited is 100% owned by YuHai Deng, our Manager of Purchasing.
(3) Mr. Ying He, our Chairman and Chief Executive Officer, holds his shares through Achieve On Limited, which is 100% owned by him.
(4) Mr. Zongshu Nie, our Chief Financial Officer, holds his shares through True Olympic Limited, which is 100% owned by him.
(5) Consists of options to purchase 16,666 shares of common stock that are presently exercisable.
(6) Consists of options to purchase 40,000 shares of common stock that are presently exercisable.
* Represents less than 1% of shares outstanding.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers, directors and persons who own more than ten percent (10%) of our common stock to file with the SEC reports regarding ownership of, and transactions in, our common stock and to provide us with copies of those filings.  Based solely on our review of the copies received by us and on the written representations of certain reporting persons, we believe that during the fiscal year ended December 31, 2009, the following reporting persons have failed to file such reports on a timely basis:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Zongshu Nie, Chief Financial Officer and Director	1	0	0
Edward Hua, Director	1	0	0
Arnold Staloff, Director	1	1	0
Qi Hua Xu, Director	1	0	0
Walter Zhao, President	1	1	0

PROPOSAL FOR ACTION AT THE ANNUAL MEETING

Proposal Two:
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Goldman Parks Kurland Mohidin, LLP (“GPKM”) as our independent registered public accounting firm for its fiscal year ending December 31, 2010.  GPKM has acted in such capacity since its appointment on September 3, 2008.  The Company has been advised by GPKM that the firm has no relationship with the Company or its subsidiaries other than that arising from the firm’s engagement as auditors.  The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  In making its determination regarding whether to appoint or retain a particular firm of independent auditors, the Audit Committee takes into account the views of management.  A representative of GPKM is expected to be available telephonically at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Stockholder Ratification

We are not required to submit the appointment of GPKM as the Company’s independent registered public accounting firm for ratification by our stockholders.  However, we are doing so as a matter of good corporate practice.  If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if they determine that such an appointment would be in our best interests and that of our stockholders.

The ratification of the appointment of GPKM as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

REPORT OF THE AUDIT COMMITTEE

The information set forth in this Report of the Audit Committee shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

The Audit Committee of the Board of Directors is comprised of the three directors named below.  Each member of the Audit Committee is an independent director as defined by NASDAQ rules.  A written charter adopted by the Board of Directors governs the Audit Committee’s activities.  The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements.

Goldman Parks Kurland Mohidin, LLP (“GPKM”), our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee has discussed with GPKM the matters required to be discussed by the statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, which includes, among other items, matters relating to the conduct of an audit of our financial statements.  The Audit Committee has received the written disclosures and the letter from GPKM required by the Public Company Accounting Oversight Board regarding GPKM’s communications with the Audit Committee concerning independence and has discussed with GPKM their independence from the Company.  Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in our fiscal year 2009 Annual Report to Stockholders.

Submitted by the members of the Audit Committee of the Board of Directors,

Mr. Arnold Staloff, Chair
Mr. Edward Hua
Dr. Qi Hua Xu

AUDITOR INFORMATION

Change in Company’s Accountant

On September 3, 2008, we dismissed Dale Matheson Carr-Hilton Labonte LLP (“DMCHL”) as our independent accountant.  DMCHL previously had been engaged as the principal accountant to audit our financial statements.  The reason for the dismissal of DMCHL was that, following the consummation of the share exchange on September 3, 2008, (i) the former stockholders of Deer owned a significant amount of the outstanding shares of our common stock and (ii) our primary business became the business previously conducted by Deer.  The independent registered public accountant of Deer for U.S. accounting purposes was GPKM.  We believed that it was in our best interests to have GPKM continue to work with our business, and we therefore retained GPKM as our new principal independent registered accounting firm, effective as of September 3, 2008.  The decision to change accountants was approved by our Board of Directors on September 3, 2008.  GPKM is located at 16133 Ventura Blvd., Suite 880, Encino, CA 91436.

During our two most recent fiscal years and any subsequent interim period through to the date of our engagement of GPKM, neither we, nor anyone on our behalf, has consulted with GPKM or any other auditor regarding any accounting or audit concerns, including, without limitation, those stated in Item 304(a)(2) of Regulation S-K.

The report of DMCHL on our financial statements for the period from July 8, 2006 (inception) through our fiscal year ended September 30, 2007, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern.

From our inception through September 3, 2008, there were no disagreements with DMCHL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of DMCHL, would have caused it to make reference to the matter in connection with its reports.

From our inception through September 3, 2008, we did not consult GPKM regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

Year	Fees	Name
2009	$137,500	Goldman Parks Kurland Mohidin, LLP
2008	$107,500	Goldman Parks Kurland Mohidin, LLP
2008	$5,000	Dale Matheson Carr-Hilton Labonte LLP

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported in the preceding paragraph were:

Year	Fees		Name
2009	$30,000	(1)	Goldman Parks Kurland Mohidin, LLP
2008	$0		Goldman Parks Kurland Mohidin, LLP
2008	$0		Dale Matheson Carr-Hilton Labonte LLP

(1) Audit-related fees in 2009 relate to assurance and related professional services rendered in connection with the underwriting agreement entered into by the Company on December 10, 2009, relating to the Company’s registered public offering of its common stock, as reported on our Current Report on Form-8K, dated December 10, 2009, as filed with the SEC on December 11, 2009.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountants for tax compliance, tax advice and tax planning were:

Year	Fees	Name
2009	$0	Goldman Parks Kurland Mohidin, LLP
2008	$0	Goldman Parks Kurland Mohidin, LLP
2008	$0	Dale Matheson Carr-Hilton Labonte LLP

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountants, other than the services reported in the preceding paragraphs, were:

Year	Fees	Name
2009	$0	Goldman Parks Kurland Mohidin, LLP
2008	$0	Goldman Parks Kurland Mohidin, LLP
2008	$0	Dale Matheson Carr-Hilton Labonte LLP

Audit Committee’s Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent auditors.  In situations where it is not possible to obtain full Audit Committee approval in advance, the Audit Committee has delegated authority to the Chairman of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services to be provided by our independent auditors.  Any pre-approved decisions by the Chairman are required to be reviewed with the Audit Committee at its next scheduled meeting.  The Audit Committee approved all audit and audit-related services provided by GPKM during the fiscal year ended December 31, 2009.

ADDITIONAL INFORMATION

STOCKHOLDER NOMINATIONS FOR DIRECTORS

Nominations for the election of directors may only be made by the Board of Directors in consultation with its Nominating Committee.  A stockholder of record may recommend to the Nominating Committee a candidate for consideration as a nominee, however.  The Nominating Committee will consider a stockholder nominee only if a stockholder provides written notice to:  Deer Consumer Products, Inc., Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China 518057, Attention: Chairman of the Nominating and Corporate Governance Committee.

In order to provide sufficient time to enable the Nominating Committee to evaluate candidates recommended by stockholders in connection with its selection of candidates for nomination at the Company’s annual meeting of stockholders, the Chairman of the Nominating Committee must receive the stockholder’s recommendation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the mailing of the proxy statement for the annual meeting of stockholders for the preceding year.  Each such notice must include the following information about the candidate for nomination:

▪	Name;

▪	Age;

▪	Business and current residence addresses, as well as residence addresses for the past 20 years;

▪	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

▪	Educational background;

▪	Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;

▪	The number of shares of the common stock of the Company beneficially owned by the candidate, if any;

▪
The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

▪	A signed consent of the nominee to serve as a director of the Company, if elected.

The Nominating Committee will evaluate nominees properly proposed by eligible stockholders in the same manner as nominees identified by the Nominating Committee.  To date, no stockholder or group of stockholders has put forth any director nominees.

STOCKHOLDER PROPOSALS

The rules of the SEC govern when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders.  Under these rules, proposals that stockholders would like to submit for inclusion in our proxy statement for our 2011 Annual Meeting of Stockholders should be received by our Corporate Secretary no later than December 21, 2010 (which is not more than 120 days prior to the anniversary of the mailing date of this proxy statement), assuming that the date of the annual meeting to be held in 2011 is not changed by more than 30 days from the date of this Annual Meeting.  In such event, we will provide notice of the date by which such proposals must be received in order to be included in our proxy statement in Item 5 of our Quarterly Report on Form 10-Q.  Our determination of whether we will oppose inclusion of any proposal in our proxy statement and proxy will be made on a case-by-case basis in accordance with our judgment and the rules and regulations promulgated by the SEC.

In addition, if a stockholder wishes to present a proposal at the 2011 Annual Meeting of Stockholders that will not be included in our proxy statement and the Company is not notified prior to March 4, 2010 (which is 47 days prior to the anniversary of the mailing date of this proxy statement), then the proxies solicited by our management for the 2011 Annual Meeting of Stockholders will include discretionary authority to vote on the proposal in the event that it is properly brought before the meeting.

As of the date of this proxy statement, the Board of Directors is not aware of any matters to come before the Annual Meeting other than those set forth on the notice accompanying this proxy statement.  If any other matters come before the Annual Meeting, the proxy card, if executed and returned, gives discretionary voting authority to the person named as proxy holder, Mr. Ying He, our Chief Executive Officer, with respect to such matters.

ANNUAL REPORT AND FORM 10-K

The proxy statement is accompanied by the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.  Stockholders are referred to such Annual Report for information about our business and activities.

Copies of our Annual Report on Form 10-K filed with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, will be provided without charge to record or beneficial owners of shares of our common stock entitled to vote at the meeting.  Written requests for copies of said report should be directed to our Corporate Secretary, Deer Consumer Products, Inc., Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China 518057.

OTHER MATTERS

The Nevada Revised Statutes, which govern the Company, do not provide for either appraisal rights or dissenter rights in connection with the passage of Proposal One, Election of Directors, or Proposal Two, Ratification of Appointment of Independent Registered Public Accounting Firm.

By Order of the Board of Directors,

Mr. Ying He
Chairman of the Board and Chief Executive Officer

April 20, 2010

ANNUAL MEETING OF THE STOCKHOLDERS OF DEER CONSUMER PRODUCTS, INC.
TO BE HELD ON MAY 28, 2010 (China time)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR ALL OF THE PROPOSALS

The undersigned stockholder of Deer Consumer Products, Inc., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 20, 2010, and hereby constitutes and appoints Mr. Ying He, with full power to act alone and with power of substitution and revocation, to represent the undersigned and to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock that the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders to be held on May 28, 2010 (China time), and at any adjournment or postponement thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes to:

1.	Elect as Directors the nominees listed below: FOR ALL ☐

(1)    Ying He                   (4) Arnold Staloff
(2)    Zongshu Nie              (5) Qi Hua Xu
(3)    Edward Hua

Withhold authority for the following:

☐	Ying He ☐ Arnold Staloff
☐	Zongshu Nie ☐ Qi Hua Xu
☐	Edward Hua

2.	Approve the ratification of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

FOR       ☐                           AGAINST       ☐                         ABSTAIN       ☐

Note: The proxy is authorized to vote in accordance with his judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Annual Meeting.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

(SIGNATURE)	(DATE)

Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

If the envelope provided with these proxy materials is lost, please return this proxy card to the Corporate Secretary, Deer Consumer Products, Inc., Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China 518057.